3,500,000 SHARES OF COMMON STOCK

                                    SYMS CORP

                             UNDERWRITING AGREEMENT

                                                              November ___, 1997

Bear, Stearns & Co. Inc.
Salomon Brothers Inc
  as Representatives of the
  several Underwriters named
  in Schedule I hereto
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, N.Y.  10167

Ladies and Gentlemen:

     Upon the terms and subject to the conditions herein set forth, the Sy Syms Foundation (the "Foundation") and Sy Syms (through the Sy Syms aka Sy Syms Merns Revocable Living Trust referred to in Section 2.B(a) below) (collectively, the "Firm Share Sellers") propose to sell to the several underwriters named in
Schedule I hereto (the "Underwriters"), for whom you are acting as representatives, an aggregate of 3,500,000 shares (the "Firm Shares") of the Common Stock, $.05 par value (the "Common Stock"), of Syms Corp, a New Jersey corporation (the "Company"). In addition, Sy Syms, Marcy Syms and Stephen A. Merns (collectively, the "Option Share Sellers") propose to grant to the Underwriters the option (the "Option") to purchase from the Option Share Sellers an aggregate of up to 525,000 additional shares of Common Stock (the "Option Shares") for the purposes set forth herein. The number of Firm Shares to be sold by each Firm Share Seller is set forth opposite the name of such Firm Share Seller in Schedule II hereto and the maximum number of Option Shares that may be purchased by the Underwriters from each Option Share Seller upon exercise of the Option is set forth opposite the name of such Option Share Seller in Schedule II hereto. The Firm Shares and the Option Shares are referred to collectively herein as the "Shares" and the Firm Share Sellers and the Option Share Sellers are referred to collectively herein as the "Selling Stockholders." The Company and the Selling Stockholders hereby confirm their agreements with the Underwriters as follows:

     1. UNDERWRITERS AND REPRESENTATIVES. The term "Underwriters", as used herein, refers collectively to you and the other underwriters named in Schedule I annexed hereto and made a part hereof and the term "Representatives" refers to you in your capacity as representatives of the Underwriters. Except

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as may be expressly set forth below, any reference to you in this Agreement shall be solely in your capacity as Representatives, and the Company and the Selling Stockholders shall be entitled to act and rely upon any statement, request, notice, consent, waiver or agreement made or given by Bear, Stearns & Co. Inc. ("Bear Stearns") purportedly on behalf of the Representatives or any Underwriter.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDERS.

     A. The Company and the Firm Share Sellers, jointly and severally, represent and warrant to each Underwriter as follows:

          (a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has prepared and filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Act and the rules and regulations promulgated by the Commission thereunder (the "Regulations"), a registration statement on Form S-3 (File No. 333-38711) relating to the Shares and one amendment thereto, each including a preliminary prospectus. The Company next proposes to file with the Commission, after the effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or 424(b)(4) of the Regulations, the documents so filed in either case to include all Rule 430A Information (as hereinafter defined) and to conform, in content and form, to the last printer's proof thereof furnished to and approved by the Representatives immediately prior to such filing. As used in this Agreement, (i) the term "Effective Date" means the date that the registration statement hereinabove referred to is declared effective by the Commission, (ii) the term "Registration Statement" means such registration statement as last amended prior to the time the same was declared effective by the Commission, including all exhibits and schedules thereto, all documents (including financial statements, financial schedules and exhibits) incorporated therein by reference and all Rule 430A Information deemed to be included therein at the Effective Date pursuant to Rule 430A of the Regulations, (iii) the term "Rule 430A Information" means information with respect to the Shares and the public offering thereof permitted, pursuant to the provisions of paragraph (a) of Rule 430A of the Regulations, to be omitted from the form of prospectus included in the Registration Statement at the time it is declared effective by the Commission, (iv) the term "Prospectus" means the form of final prospectus relating to the Shares first filed with the Commission pursuant to Rule 424(b) of the Regulations or, if no filing pursuant to Rule 424(b) is required, the form of final prospectus included in the Registration Statement at the Effective Date and (v) the term


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     "preliminary prospectus" means any preliminary prospectus (as described in
     Rule 430 of the Regulations) with respect to the Shares that omits Rule 430A Information. Any reference herein to any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of such preliminary prospectus or the date of the Prospectus, as the case may be, except that any such documents shall be deemed to be modified or superseded to the extent that a statement contained in such preliminary prospectus or the Prospectus or in any other subsequently filed document that also is or is deemed to be incorporated by reference therein modifies or supersedes such statement (all such documents being hereinafter referred to as the "Incorporated Documents").

          (b) On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Regulations (if required), at all times subsequent thereto to and including the Closing Date and, if later, the Additional Closing Date (each as hereinafter defined), when any post-effective amendment to the Registration Statement becomes effective or any supplement to the Prospectus is filed with the Commission, and during such longer period as the Prospectus may be required to be delivered in connection with sales of Shares by the Underwriters or a dealer, the Registration Statement and the Prospectus (as amended or supplemented if the Company shall have filed with the Commission an amendment or supplement thereto) complied and will comply in all material respects with the applicable provisions of the Act and the Regulations, and did not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. When any preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or an amendment thereof or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations and did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. No representation and warranty, however, is made in this paragraph (b) with respect to written


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     information contained in or omitted from the Registration Statement, the
     Prospectus, any preliminary prospectus, or any amendment or supplement in reliance upon and in conformity with information furnished to the Company by or on behalf of the Representatives with respect to the Underwriters and the plan of distribution of the Shares expressly for use in connection with the preparation thereof. Each of the Incorporated Documents, when the same was first filed with the Commission, complied in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder and any further documents so filed and incorporated by reference will, when they are filed with the Commission, comply in all material respects with the applicable provisions of the Exchange Act and such rules and regulations. None of such filed documents when they were filed (or, if an amendment with respect thereto was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading, and no such further document, when it is filed with the Commission, will contain an untrue statement of a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (c) Each contract, agreement, instrument, lease, license or other document required to be described in the Registration Statement or the Prospectus or in any Incorporated Document has been properly described in all material respects. Each contract, agreement, instrument, lease, license, or other document required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to, or has been incorporated by reference as an exhibit into, the Registration Statement.

          (d) Deloitte & Touche LLP, whose reports have been filed with the Commission and appear in the Prospectus, are independent public accountants with regard to the Company, as required by and within the meaning of the Act and the Regulations. The consolidated financial statements of the Company and its subsidiaries contained in the Registration Statement and the Prospectus fairly present the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries, and the other information purported to be shown therein, at the respective dates and for the respective periods to which they apply. Those financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved, and


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     are, in all material respects, prepared in accordance with the books and records of the Company and its subsidiaries. No other financial statements are required by Form S-3 or otherwise to be included or incorporated by reference in the Registration Statement or the Prospectus.

          (e) Subsequent to the respective dates as of which information is given in the Registration Statement, except as set forth in the Registration Statement, there has not been any material adverse change in the business, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet of the Company included or incorporated by reference in the Registration Statement, neither the Company nor any of its subsidiaries (A) has incurred or undertaken any liabilities or obligations, direct or contingent, that are, individually or in the aggregate, material to the Company and its subsidiaries taken as a whole, or (B) entered into any transaction not in the ordinary course of business that is material to the Company and its subsidiaries taken as a whole; and the Company has not declared or paid any dividend on or made any distribution of or with respect to any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its or its subsidiaries' capital stock.

          (f) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and is a legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except insofar as rights to indemnification and contribution contained herein may be limited by federal or state securities laws or related public policy.

          (g) The Company's execution and delivery of, and its performance of its obligations under, this Agreement and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would


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     constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of, any agreement, instrument, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or its or their respective properties or assets may be bound and that is material to the Company and its subsidiaries taken as a whole, or (ii) violate or conflict with any provision of the certificate of incorporation, by-laws or similar governing instruments of the Company or any of its subsidiaries or (iii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, except for those violations that individually or in the aggregate would not have a material adverse effect on the financial condition, results of operations or business of the Company and its subsidiaries taken as a whole (hereafter, a "Material Adverse Effect").

          (h) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the Company's execution and delivery of, and its performance of its obligations under, this Agreement and the consummation of the transactions contemplated hereby, except the registration of the Shares under the Act, and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities laws in connection with the purchase and distribution of the Shares by the Underwriters. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement or understanding to which the Company or any subsidiary is a party, or to which any of their respective properties or assets is subject, is required for the Company's execution and delivery of, and its performance of its obligations under, this Agreement or for the sale or delivery by the Selling Stockholders of the Shares as contemplated hereby.

          (i) All of the currently outstanding shares of Common Stock, including the Shares, and the outstanding shares of capital stock of each of the Company's subsidiaries, have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights. The Company had, at August 30,


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     1997, an authorized and outstanding capitalization as set forth in the
     Registration Statement and as shall be set forth in the Prospectus. The Common Stock conforms to the description thereof set forth in the Registration Statement and as shall be set forth in the Prospectus. The Company owns directly or indirectly all of the outstanding capital stock of each of its subsidiaries, free and clear of all claims, liens, security interests, pledges, charges, encumbrances, stockholders agreements and voting trusts.

          (j) There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any shares of capital stock of the Company or of any subsidiary of the Company or any security or other instrument that, by its terms, is convertible into, exercisable or exchangeable for or evidences the right to acquire shares of the capital stock of the Company or any subsidiary of the Company, except as described in the Registration Statement and as shall be described in the Prospectus.

          (k) The Company has no subsidiaries other than those listed in
     Schedule III hereto. The Company and each of its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing as a foreign corporation that will not in the aggregate have a Material Adverse Effect. The Company and each of its subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and as shall be described in the Prospectus (except for those the absence of which, individually or in the aggregate would not have a Material Adverse Effect), and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and Prospectus.

          (l) Neither the Company nor any of its subsidiaries, nor to the best knowledge of the Company, any other party, is in violation or breach of, or in default (nor has an event occurred that with notice, lapse of time or both,


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     would constitute a default) with respect to complying with, any material provision of any contract, agreement, instrument, lease, license, arrangement, or understanding that is material to the Company and its subsidiaries taken as a whole, except for such violations, breaches and defaults as, individually or in the aggregate, would not have a Material Adverse Effect; and each such contract, agreement, instrument, lease, license, arrangement, and understanding is in full force and effect, and is the legal, valid, and binding obligation of the Company or such subsidiary, as the case may be, and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to the Company or such subsidiary, as the case may be, in accordance with its terms. The Company and each of its subsidiaries enjoys peaceful and undisturbed possession in all material respects under all material leases and licenses under which it is operating. Neither the Company nor any of its subsidiaries is in violation of its certificate of incorporation, by-laws or similar governing instrument.

          (m) Except as disclosed in the Registration Statement and as may be described in the Prospectus, there is no litigation, arbitration, claim, governmental or other proceeding or investigation pending or, to the best knowledge of the Company, threatened with respect to the Company or any subsidiary thereof, or any of their respective operations, businesses, properties or assets, that, individually or in the aggregate, if adversely determined, would have a Material Adverse Effect. Neither the Company nor any subsidiary thereof is, or, to the best knowledge of the Company, with the giving of notice or lapse of time or both will be, in violation of or non-compliance with the requirements of any permit or license that is material to its business or the provisions of any law, rule, regulation, order, judgment or decree, including, but without limitation thereto, all applicable federal, state and local laws and regulations relating to (i) zoning, land use, protection of the environment, human health and safety or hazardous or toxic substances, wastes, pollutants or contaminants and (ii) employee or occupational safety, discrimination in hiring, promotion or pay of employees, employee hours and wages or employee benefits, except for such violations or failures of compliance that, individually or in the aggregate, would not have a Material Adverse Effect.

          (n) Each of the Company and its subsidiaries has (i) good and marketable title to all real and personal properties and assets owned by it, free and clear of all liens, security interests, pledges, charges, encumbrances,


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     and mortgages and (ii) valid, subsisting and enforceable leases for all real and personal properties leased by them, in each case, subject to such exceptions as, individually or in the aggregate, do not have and are not reasonably likely to have a Material Adverse Effect. No real property owned, leased, licensed, or used by the Company or a subsidiary thereof lies in an area that is, or to the best knowledge of the Company will be, subject to zoning, use, or building code restrictions that would prohibit, and no state of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, licensing, or use of any real or personal property exists that would prevent, the continued effective ownership, leasing, licensing, or use of such real property in the business of the Company or such subsidiary as presently conducted or as the Prospectus indicates is contemplated to be conducted subject to such exceptions as, individually or in the aggregate, do not have and are not reasonably likely to have a Material Adverse Effect.

          (o) All material patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, franchises, and other intangible properties and assets (all of the foregoing being herein called "Intangibles") that the Company or any subsidiary thereof owns or has pending, or under which the Company or any such subsidiary is licensed, are in good standing, are uncontested and are set forth in the Registration Statement or the Incorporated Documents. Neither the Company nor any such subsidiary has received notice of its alleged infringement of the asserted rights of others with respect to Intangibles. To the best knowledge of the Company, there is no infringement by others of any Intangibles of the Company or any subsidiary that has or may in the future have a Material Adverse Effect.

          (p) To the knowledge of the Company and the Selling Stockholders, neither the Company nor any subsidiary thereof, nor any director, officer or employee of the Company or any such subsidiary has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (q) No person has the right by contract or otherwise to require registration under the Act of shares of Common


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     Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement.

          (r) Neither the Company nor any of its officers, directors or affiliates (as defined in the Regulations) has taken or will take, directly or indirectly, prior to the termination of the offering of the Shares contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or that has caused or resulted in, or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Common Stock.

          (s) Neither the Company nor any of its subsidiaries is, or intends to conduct its business in such a manner that it would become, an "investment company" as defined in the Investment Company Act of 1940, as amended.

          (t) Except as may be set forth in the Prospectus, neither the Company nor any Selling Stockholder has incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

          (u) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions by or involving the Company or any of its subsidiaries are executed in accordance with management's general or specific authorization, (ii) such transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to the respective assets of the Company and each of its subsidiaries is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (v) Other than as disclosed in the Registration Statement and as shall be disclosed in the Prospectus, no labor dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent that, individually or in the aggregate, is or is reasonably likely to have a Material Adverse Effect, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal vendors that reasonably can be expected to have a Material Adverse Effect.

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


          (w) (A) All United States Federal income tax returns of the Company and each of its subsidiaries required by law to be filed have been filed and all taxes shown by those returns or otherwise assessed that are due and payable have been paid, except assessments against which appeals have been or will be promptly taken and (B) the Company and its subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to the applicable laws of all other jurisdictions, except, as to each of the foregoing clauses (A) and (B), insofar as the failure to file such returns, individually and in the aggregate, would not have a Material Adverse Effect, and the Company and its subsidiaries have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Company or any such subsidiary, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with GAAP. The charges, accruals and reserves on the consolidated books of the Company and its subsidiaries in respect of any tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional tax for any years not finally determined, except to the extent of any inadequacy that would not have a Material Adverse Effect.

          (x) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and its subsidiaries are engaged. The Company has no reason to believe it will not be able to renew its existing insurance coverage from the same or similar insurers as may be necessary to continue its business.

          (y) Except as disclosed in the Registration Statement and as shall be disclosed in the Prospectus, there are no business relationships or related party transactions of the nature described in Item 404 of Regulation S-K of the Commission involving the Company or any other persons referred to in such Item 404, except for transactions that would be considered immaterial under said Item 404.

     B. Each of the Selling Stockholders, severally and not jointly and as to such Selling Stockholder only, represents and warrants to each Underwriter, the Company and each of the other Selling Stockholders as follows:

          (a) Those of the Shares to be sold to the Underwriters hereunder by Sy Syms (i) are owned beneficially by Sy Syms and of record by The Sy Syms aka Sy Syms Merns Revocable Living Trust (the "Trust") created by Sy Syms, as settlor, under the laws of the State of New York, by a Trust


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     Indenture dated March 17, 1989, as amended and restated May 23, 1995 and further amended August 12, 1996 (the "Trust Indenture"), and (ii) will be so sold for the benefit of Sy Syms, as beneficiary of the Trust, by the Trust. The Trust has been duly and validly formed and is a legal and valid revocable trust under the laws of the State of New York and the Trustee has full power and authority under the terms of the Trust Indenture, in the name and on behalf of the Trust, to execute and deliver this Agreement and to sell and deliver those of the Shares as are to be sold and delivered by the Trust pursuant hereto. All references herein to Sy Syms in his capacity as a Selling Stockholder (including as a Firm Share Seller and as an Option Share Seller) shall be deemed to refer to and include Sy Syms individually, the Trust and Sy Syms in his capacity as Trustee of the Trust.


          (b) The Foundation is a non-profit corporation duly organized and validly existing in good standing under the laws of the State of New Jersey.

          (c) The execution and delivery of this Agreement and, in the case of Marcy Syms and Stephen A. Merns, the Deposit Agreement (as hereinafter defined) by such Selling Stockholder and the performance by such Selling Stockholder of such Selling Stockholder's obligations hereunder and thereunder does not and will not (i) conflict with or result in the breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, any material agreement, instrument, franchise, license or permit to which such Selling Stockholder is a party or by which such Selling Stockholder or any of such Selling Stockholder's property or assets is bound, or (ii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Stockholder or such Selling Stockholder's properties or assets, or (iii) in the case of the Foundation, violate or conflict with any provision of its certificate of incorporation, by-laws or similar governing instrument, or
     (iv) in the case of the Trust, violate or conflict with any provision of the Trust Indenture.

          (d) Such Selling Stockholder has, and at the time of delivery to the Underwriters of those of the Shares as are to be sold by such Selling Stockholder hereunder will have, full legal right, power, authority and capacity, and, except as required under the Act and state securities laws, all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all regulatory or governmental agencies and

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

     bodies as are required, to execute and deliver this Agreement and, in the case of Marcy Syms and Stephen A. Merns, the Deposit Agreement, to perform such Selling Stockholder's obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, including the sale and delivery of those of the Shares as are to be sold by such Selling Stockholder hereunder. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement or understanding to which such Selling Stockholder is a party, or to which any of such Selling Stockholder's properties or assets is subject, is required for the execution, delivery or performance of this Agreement or for the issuance, sale and delivery by such Selling Stockholder of those of the Shares as are to be sold by such Selling Stockholder hereunder.

          (e) Each of Marcy Syms and Stephen A. Merns, as an Option Share Seller, has caused certificates in negotiable form for not less than the maximum number of Option Shares that she or he has agreed to sell hereunder to be deposited in custody with Sy Syms pursuant to a Deposit Agreement and Power of Attorney substantially in the form annexed hereto as Exhibit A (the "Deposit Agreement") for delivery to or upon the order of the Underwriters pursuant to this Agreement. Pursuant to such Deposit Agreement, each of Marcy Syms and Stephen A. Merns has appointed Sy Syms to act as such Option Share Seller's attorney-in-fact (the "Attorney-in-Fact"), with full power and authority, in the name and on behalf of such Option Share Seller, to execute and deliver one or more counterparts of this Agreement and such other agreements, certificates, instruments and documents as may be necessary or appropriate to deliver to or upon the order of the Underwriters of the Option Shares to be sold by or for the account of such Option Share Seller hereunder, to receive the proceeds of such sale from the Representatives for the account of such Option Share Seller, to remit such proceeds to such Option Share Seller and otherwise to act in the name and on behalf of such Option Share Seller in respect of the consummation of the transactions contemplated hereby as fully as if such Option Share Seller were so acting personally. The arrangements made by each of Marcy Syms and Stephen A. Merns for deposit of such certificates with the Attorney-in-Fact pursuant to the Deposit Agreement and grant by each of Marcy Syms and Stephen A. Merns to the Attorney-in-Fact of the power of attorney provided in the Deposit Agreement are, to the extent therein set forth, irrevocable and may not be terminated, whether by operation of law or the death or incapacity of Marcy Syms or Stephen A. Merns, as the case may be, or the occurrence of any other event. If either Marcy Syms or Stephen A. Merns should die or become incapacitated or if any other such event should occur before the delivery to the Underwriters of those of the Option Shares as are to be sold by her or him hereunder, the certificates for such Shares shall be so delivered on behalf of Marcy Syms or Stephen A. Merns, as the case may be, in accordance with the terms and conditions of this Agreement and the Deposit Agreement, and all actions taken by the Attorney-in-Fact pursuant to the power of attorney granted by Marcy Syms or Stephen A. Merns, as the case may be, in the Deposit Agreement shall be as valid as if such death, incapacity or other event had not occurred, regardless of whether or not the Attorney-in-Fact shall have received notice of such death, incapacity or other event.

          (f) This Agreement and, in the case of Marcy Syms and Stephen A. Merns, the Deposit Agreement has been duly and validly executed and delivered by or on behalf of such Selling Stockholder (and, in the case of the Foundation, all corporate action required for such execution and delivery has been duly and validly taken) and is a valid and binding obligation of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except insofar as rights to indemnification and contribution contained herein may be limited by federal or state securities laws or related public policy.

          (g) Such Selling Stockholder has, and on the Closing Date will have, good and valid title to those of the Shares to be sold by such Selling Stockholder pursuant to this Agreement, free and clear of all liens, adverse claims, security interests, restrictions on transfer, shareholders' agreements and voting trusts, and, upon the delivery of and payment for such Shares as herein contemplated, each Underwriter will receive good and valid title to those of such Shares as are purchased by it from such Selling Stockholder, free and clear of all liens, adverse claims, security interests, restrictions on transfer, shareholders' agreements and voting trusts.

          (h) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action that constituted, was designed to constitute or reasonably might be expected to cause or result in stabilization or manipulation of the market price of the Common Stock.

          (i) The sale of Shares by such Selling Stockholder pursuant to this Agreement has not been prompted or motivated by any adverse information concerning the Company or its prospects known to such Selling Stockholder that is not set forth in the Registration Statement or the Prospectus.

          (j) When the Registration Statement shall become effective, when any post-effective amendment to the Registration Statement becomes effective, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Regulations, when any supplement to the Prospectus is filed with the Commission and at each of the Closing Date and the Additional Closing Date, and during such longer period as the Prospectus may be required to be delivered in connection with sales of Shares by the Underwriters or any dealer, such parts of the Registration Statement and the Prospectus and any amendments thereof and supplements thereto as relate to such Selling Stockholder and are based upon information furnished to the Company by or on behalf of such Selling Stockholder expressly for use therein did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

     3. PURCHASE, SALE AND DELIVERY OF THE SHARES.

          (a)(i) Subject to the terms and conditions herein set forth, each of the Firm Share Sellers, severally and not jointly, agrees to sell to the Underwriters the number of Firm Shares set forth opposite the name of such Firm Share Seller in Schedule II hereto and, subject to the terms and conditions set forth herein and in reliance upon the representations and warranties of the Company and the Selling Stockholders contained herein, each of the Underwriters, severally and not jointly, agrees to purchase from the Firm Share Sellers the aggregate number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto, all at a purchase price per share of $________ (the "Purchase Price"). The number of Firm Shares to be purchased from each Firm Share Seller by each Underwriter (as adjusted by Bear Stearns to eliminate fractions) shall be determined by multiplying the number of Firm Shares to be sold by such Firm Share Seller by a fraction, the numerator of which is the number of Firm Shares set opposite the name of such Underwriter in Schedule I annexed hereto and the denominator of which is the total number of Firm Shares.

          (ii) Delivery of the Firm Shares and payment of the Purchase Price therefor shall be made at the offices of Bear, Stearns & Co. Inc. at 245 Park Avenue, New York, New York 10167, or such other location in the New York City metropolitan area as Bear Stearns shall determine and advise the Company and the Firm Sellers upon at least two full business days' notice in writing. Such delivery and payment shall be made at 10:00 A.M., New York City time, on the [__________] full business day following the determination of the Purchase Price, or at such other time as may be agreed upon by Bear Stearns, the Company and the Selling Stockholders. The time and date of such delivery and payment are herein called the "Closing Date". Delivery of the Firm Shares shall be made to or upon the order of Bear Stearns, for the respective accounts of the Underwriters, against payment to the respective accounts of the Firm Share Sellers, of the aggregate Purchase Price therefor, by wire transfer of same day funds to such account as the Attorney-in-Fact shall have designated in writing to Bear Stearns at least two business days prior to the Closing Date.

          (iii) Certificates for the Firm Shares shall be registered in such name or names and in such authorized denominations as Bear Stearns may request in writing at least two full business days prior to the Closing Date, provided that, if so specified by the Representatives, the Firm Shares may be represented by a global certificate registered in the name of Cede & Co., as nominee of the Depositary Trust Company ("Cede"). Bear Stearns shall be permitted to examine and package such certificates for delivery at least one full business day prior to the Closing Date, unless the Firm Shares are to be represented by a global certificate.

          (b)(i) The Option Share Sellers hereby grant to the Underwriters an option (the "Option") to purchase the Option Shares from the Option Share Sellers, at the Purchase Price and upon the terms herein set forth, for the sole purpose of covering over-allotments in the offering of the Firm Shares by the Underwriters. The Option shall be exercisable by the Underwriters, on one occasion only, at any time before the expiration of 30 days from the date of the Prospectus, for the purchase of all or part of the Option Shares, such exercise to be made by notice, given by Bear Stearns to the Attorney-in-Fact in the manner specified in Section 13 hereof, which notice shall set forth the aggregate number of Option Shares with respect to which the Option is being exercised, the denominations and the name or names in which certificates evidencing the Option Shares so purchased are to be registered, and the date and time of delivery of such Option Shares, which date may be at or subsequent to the Closing Date and shall not be less than two nor more than ten days after such notice (unless otherwise mutually agreed to by Bear Stearns, the Company and Sy Syms). The maximum number of Option Shares that each Option Share Seller shall be obligated to sell upon exercise of the Option by the Underwriters is set forth opposite the name of such Option Share Seller in Schedule II hereto. If the Option is exercised for less than all of the Option Shares, then the number of Option Shares to be sold by and purchased from each Option Share Seller (as adjusted by Bear Stearns to eliminate fractions) shall be determined by multiplying the total number of Option Shares set forth opposite such Option Share Seller's name in
     Schedule II hereto by a fraction, of which the numerator is the aggregate number of Option Shares with respect to which the Option is exercised and the denominator is the total number of Option Shares. The aggregate number of Option Shares to be purchased from the Option Share Sellers by each Underwriter (as adjusted by Bear Stearns to eliminate fractions) shall be determined by multiplying the total number of Option Shares with respect to which the Option is exercised by a fraction, of which the numerator is the number of Firm Shares set forth opposite the name of such Underwriter in
     Schedule I annexed hereto and the denominator is the total number of Firm Shares.

          (ii) Delivery of the Option Shares so purchased and payment of the purchase price therefor shall be made at the offices of Bear, Stearns & Co. Inc. at 245 Park Avenue, New York, New York 10167, or such other location in the New York City metropolitan area as Bear Stearns shall determine and advise the Company and the Option Share Sellers upon at least two full business days' notice in writing. Such delivery and payment shall be made at 10:00 A.M., New York City time, on the date designated in such notice or at such other time and date as may be agreed upon by Bear Stearns, the Option Share Sellers and the Company. The time and date of such delivery and payment are herein called the "Additional Closing Date". Delivery of Option Shares with respect to which the Option is exercised shall be made to or upon the order of Bear Stearns, for the respective accounts of the several Underwriters, against payment to Sy Syms, in his capacity as Trustee of the Trust and as the Attorney-in-Fact for Marcy Syms and Stephen
     A. Merns, for the respective accounts of the Option Share Sellers, of the aggregate Purchase Price therefor, by wire transfer of same day funds to the account designated by the Attorney-in-Fact as provided in paragraph
     (a)(ii) of this Section 3.

          (iii) Certificates for the Option Shares purchased by the Underwriters, when so delivered, shall be registered in such name or names and in such authorized denominations as Bear Stearns shall have requested in the notice of exercise of the Option, provided that, if so specified by Bear

     Stearns, such Option Shares may be represented by a global certificate registered in the name of Cede. Bear Stearns will be permitted to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date, unless the Option Shares are to be represented by a global certificate.

          (c) The Underwriters shall not be obligated to purchase any Firm Shares from the Firm Sellers except upon tender to the Underwriters by the Firm Sellers of all of the Firm Shares and the Underwriters shall not be obligated to purchase any Option Shares from the Option Sellers except upon tender to the Underwriters by the Option Sellers of all of the Option Shares specified in the notice of exercise of the Option. The Firm Sellers shall not be obligated to sell or deliver any Firm Shares, and the Option Sellers shall not be obligated to sell and deliver any Option Shares, except in each case upon tender of payment by the Underwriters for all the Firm Shares or the Option Shares, as the case may be, agreed to be purchased by the Underwriters hereunder.

     4. OFFERING. The Company has been advised by Bear Stearns that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Underwriting Agreement have become effective as in the judgment of Bear Stearns is advisable. The Company is further advised by Bear Stearns that the Shares are to be offered to the public initially at a price of $_____ per share and to certain selected dealers at a price that represents a concession not in excess of $ _____ per share, and that any Underwriter may allow, and such dealers may reallow, a further concession, not in excess of $_____ a share, to any Underwriter or to certain other dealers, and that after the initial offering of the Shares the public offering price and such concessions may be changed by the Representatives, on behalf of the Underwriters.

     5. COVENANTS OF THE COMPANY AND THE SELLING STOCKHOLDERS.

     A. The Company covenants and agrees with each Underwriter as follows:

          (a) The Company will use its best efforts to cause the Registration Statement to become effective as promptly as possible and to maintain it in effect. If the Registration Statement has become or becomes effective pursuant to Rule 430A of the Regulations, or filing of the Prospectus with the Commission is otherwise required under Rule 424(b) of the Regulations, the Company will file the Prospectus, properly completed, with the Commission pursuant to Rule 424(b) of the Regulations within the time period therein prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives, and confirm such advice in writing, (1) when the Registration Statement or any post-effective amendment thereto has become effective, (2) of the initiation or threatening of any proceedings for, or receipt by the Company of any notice with respect to, the suspension of the qualification of the Shares for sale in any jurisdiction or the issuance by the Commission of any order suspending the effectiveness of the Registration Statement and
     (3) of receipt by the Company or any representative of or attorney for the Company of any other communications from the Commission relating to the Company, the Registration Statement, any preliminary prospectus, the Prospectus or the transactions contemplated by this Agreement. The Company will make every reasonable effort to prevent the issuance of an order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and, if any such order is issued, to obtain its lifting as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus before or after the Effective Date to which the Representatives shall reasonably object in writing after being timely furnished in advance a copy thereof unless the Company shall conclude, upon the advice of counsel, that any such amendment must be filed at a time prior to obtaining such consent.

          (b) During the period of time when the Prospectus is required to be delivered under the Act, the Company shall comply with all requirements imposed upon it by the Act, as now or hereafter amended, and by the Regulations, as from time to time in force, so far as may be necessary to permit the continuance of sales of and dealings in the Shares as contemplated by the provisions hereof and by the Prospectus. If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall occur as a result of which the Prospectus as then amended or supplemented shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend the Registration Statement or supplement the Prospectus to comply with the Act and the Regulations, the Company shall notify the Representatives promptly and prepare and file with the Commission an appropriate post-effective amendment to the Registration Statement or supplement to the Prospectus (in either case, in form and substance reasonably satisfactory to the Representatives) that will correct such untrue statement or such omission and will use its best efforts to have any such post-effective amendment to the Registration Statement declared effective as soon as possible.

          (c) The Company shall promptly deliver to the Representatives two manually-signed copies of the Registration Statement, including exhibits and all documents incorporated by reference therein and all amendments thereto, and to those persons (including the Representatives and counsel for the Underwriters) whom the Representatives identify to the Company, such number of conformed copies of the Registration Statement, each preliminary prospectus, the Prospectus, all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto, without exhibits, as the Representatives reasonably may request.

          (d) If and to the extent such qualification or registration may be necessary, the Company shall cooperate with the Underwriters and Weil, Gotshal & Manges LLP ("Underwriters' Counsel") in connection with their efforts to qualify or register the Shares for sale under the securities (or "Blue Sky") laws of such jurisdictions as the Representatives shall request, will execute such applications and documents and furnish such information as may be reasonably required for such purpose and will comply with such laws so as to continue such qualification in effect for so long as may be required to complete the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation in any jurisdiction or to file a consent to service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Shares in such jurisdiction.

          (e) The Company shall make generally available (within the meaning of Section 11(a) of the Act) to its security holders and to the Representatives, in such numbers as the Representatives may reasonably request for distribution to the Underwriters, as soon as practicable but in no event later than 45 days after the end of the Company's fiscal quarter in which the first anniversary of the Effective Date occurs, an earnings statement, covering a period of at least twelve consecutive full calendar months commencing after the Effective Date, that satisfies the provisions of Section 11(a) of the Act and Rule 158 of the Regulations.

          (f) During a period of 90 days from the date of this Agreement, the Company will not, without the prior written consent of Bear Stearns, issue, sell, offer or agree to sell, or otherwise dispose of, directly or indirectly, any shares of Common Stock (or any securities convertible into, exchangeable for or evidencing the right to purchase shares of Common Stock or Class B Common Stock) other than the grant of options and the issuance of Common Stock upon the exercise of options under the Company's stock option plan or pursuant to any other employee benefit plan or program. In addition, the Company has obtained and delivered to Bear Stearns a letter from (i) each of its directors, each of its executive officers and each member of the family of Sy Syms who, beneficially or of record, owns shares of Common Stock, pursuant to which such person shall agree that, during the period of 90 days from the date of the Prospectus, without the prior written consent of Bear Stearns, such person will not sell, offer or agree to sell, or otherwise dispose of, directly or indirectly, any shares of Common Stock (or any securities convertible into, exchangeable for or evidencing the right to purchase shares of Common Stock).

          (g) During the three years following the Effective Date, the Company will furnish to the Representatives, in such numbers as the Representatives may reasonably request for distribution to the Underwriters, copies of (i) all reports to its stockholders and (ii) all reports, financial statements, and proxy or information statements filed by the Company with the Commission or any national securities exchange.

          (h) The Company will continue to comply with all registration, filing, and reporting requirements of the Exchange Act that may from time to time be applicable to the Company.

          (i) The Company will comply with all provisions of all undertakings contained in the Registration Statement.

          (j) Prior to the Closing Date and, if the Option is exercised, until the Additional Closing Date, the Company will not issue any press release or other communication or hold any press conference with respect to the offering of the Shares, or the financial condition, results of operations, business or prospects of the Company, without the Representatives' prior consent, which shall not unreasonably be withheld.

     B. Each Selling Stockholder, severally and not jointly, covenants and agrees with each Underwriter and the Company as follows:

          (a) During the period of 90 days from the date of the Prospectus, such Selling Stockholder will not, without the prior written consent of Bear Stearns, sell, offer or agree to sell, or otherwise dispose of or grant to any third party the right to acquire any shares of Common Stock, or purchase from any third party the right to sell to such third party any shares of Common Stock, other than those of the Shares as are to be sold by such Selling Stockholder hereunder.

          (b) If, within the time during which a prospectus is required under the Act to be delivered in connection with sales of the Shares, such Selling Stockholder shall believe or have any reasonable grounds to believe that the Prospectus as then amended or supplemented includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, or that any representation of such Selling Stockholder contained in this Agreement is untrue, such Selling Stockholder shall notify you and the Company promptly to such effect.

          (c) Prior to the termination of the offering of the Shares contemplated by this Agreement, such Selling Stockholder will not take, directly or indirectly, any action designed to stabilize or manipulate the market price of the Common Stock, or that might reasonably be expected to cause or result in stabilization or manipulation of the market price of the Common Stock.

          (d) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, such Selling Stockholder shall deliver to you on or prior to the Closing Date, a properly completed and executed United States Treasury Department Form W-9, as applicable (or other applicable form or statement specified by Treasury Department Regulations in lieu thereof).

     6. PAYMENT OF EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement (including all amendments thereof and exhibits thereto), each preliminary prospectus, the Prospectus and any supplements thereto, this Agreement, the Deposit Agreement and all related agreements, and all other documents relating to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated), (ii) the transfer and delivery of the Shares to the Underwriters, excluding any transfer or other taxes payable thereon (which shall be paid by the Selling Stockholders), (iii) the qualification, if any, of the Shares under state securities laws, and (iv) the review of the terms of the public offering of the Shares by the National Association of Securities Dealers Inc. and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith. The Selling Stockholders, pro rata in accordance with the ratio that the number of Shares sold by each to the Underwriters bears to the total number of Shares purchased by the Underwriters, shall reimburse the Company, out of the net proceeds from the sale of the Shares, for such portion of the foregoing costs and expenses as shall be mutually agreed upon by the Company and the Selling Stockholders.

     7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein contained, as of the date hereof, as of the Closing Date and, with respect to the Option Shares, as of the Additional Closing Date, to the absence from any certificates, opinions, written statements or letters furnished pursuant to this Section 7 to the Representatives or to Underwriters' Counsel of any qualification or limitation not previously approved in writing by the Representatives, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to the following additional conditions:

          (a) The Registration Statement shall have become effective not later than 5:00 P.M., New York City time, on the date of this Agreement or at such later time and date as shall have been consented to in writing by Bear Stearns, any post-effective amendments to the Registration Statement required to be filed by the Company prior to the Closing Date shall have become effective and no stop order suspending the effectiveness of the Registration Statement or any such post-effective amendment shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission. If the Company shall have relied upon Rule 430A of the Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the provisions of subsection 5.A(a) hereof. All filings required by Rule 424 of the Regulations shall have been made but no such filing shall have been made without your consent.

          (b) At the Closing Date (and, with respect to the Option Shares, the Additional Closing Date), you shall have received the written opinion of Skadden, Arps, Slate, Meagher and Flom LLP, counsel for the Company and the Selling Stockholders, dated the date of its delivery, addressed to the Underwriters, in form and scope satisfactory to Weil, Gotshal & Manges LLP ("Underwriters' Counsel"), substantially to the effect set forth in Exhibit B hereto.

          In rendering such opinion, such counsel may (i) limit its opinions to the laws of the States of New Jersey and New York, the corporate laws of the State of Delaware and the federal laws of the United States of America and (ii) rely (A) as to matters involving the application of laws other than the laws referred to in clause (i), to the extent such counsel deems proper and to the extent specified in its opinion letter, if at all, upon the written opinion or opinions (in form and scope reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, knowledgeable and qualified to opine with respect to the applicable laws; and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Stockholders and of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries. The opinion of counsel for the Company shall specifically state that the opinion of any such other counsel is in form and scope satisfactory to counsel for the Company and that, in such counsel's opinion, such counsel and the Underwriters are justified in relying thereon. A copy of the opinion of any such other counsel shall be delivered to Underwriters' Counsel.

          (c) At the Closing Date (and, with respect to the Option Shares, the Additional Closing Date), the Representatives shall have received a certificate, executed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, dated the date of its delivery, to the effect that the conditions set forth in subsection (a) of this Section 7 have been satisfied, that as of the date of such certificate the representations and warranties of the Company set forth in subsection 2.A hereof are accurate and the obligations of the Company to be performed hereunder on or prior to the Closing Date have been duly performed.

          (d) At the Closing Date (and, with respect to the Option Shares, the Additional Closing Date), the Representatives shall have received a certificate executed by each Selling Stockholder, dated the date of its delivery, to the effect that the representations and warranties of such Selling Stockholder set forth in Section 2 hereof are accurate and that the obligations of such Selling Stockholder to be performed hereunder on or prior to the Closing Date have been duly performed.

          (e) At the time this Agreement is executed and at the Closing Date (and, with respect to the Option Shares, the Additional Closing Date), you shall have received a letter, from Deloitte & Touche LLP, dated the date of its delivery, addressed to the Underwriters and in form and substance reasonably satisfactory to you, to the effect that: (i) they are independent accountants with respect to the Company within the meaning of the Act and the Regulations; (ii) in their opinion, the consolidated financial statements of the Company and its subsidiaries audited by such firm and included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable Regulations; (iii) on the basis of procedures (but not an audit made in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company and its subsidiaries, a reading of the minutes of meetings and consents of the stockholders and boards of directors of the Company and the subsidiaries and the committees of such boards subsequent to March 1, 1997, inquiries of certain officials of the Company and its subsidiaries who have responsibility for financial and accounting matters of such companies with respect to transactions and events subsequent to March 1, 1997, and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that: (A) the unaudited historical consolidated financial statements of the Company, its subsidiaries and their predecessors included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or that any material modification should be made to such unaudited consolidated financial statements for them to be in conformity with GAAP; (B) with respect to the period subsequent to March 1, 1997 there were, as of the date of the most recent available monthly consolidated financial data of the Company and the subsidiaries, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital stock or increases in long-term debt of the Company or any decrease in shareholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet included in the Registration Statement and the Prospectus except for changes or decreases that the Registration Statement and the Prospectus disclose have occurred or may occur; or (C) that during the period from March 1, 1997 to the date of the most recent available monthly consolidated financial data of the Company and its subsidiaries, if any, and to a specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues, or total or per share net income, except for decreases that the Prospectus discloses have occurred or may occur; and (iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings and other financial information pertaining to the Company and its subsidiaries set forth in the Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such dollar amounts, numbers, percentages and information may be derived from the general accounting and financial records that are subject to the internal control policies and procedures of the Company's and its subsidiaries' accounting systems or that have been derived directly from such accounting records by analysis or computation, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by you (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in such letter, and found them to be in agreement.

          (f) All proceedings taken in connection with the sale of the Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and to Underwriters' Counsel, and the Representatives shall have received from Underwriters' Counsel a written opinion, dated as of the Closing Date with respect to the sale of the Firm Shares, and dated as of the Additional Closing Date with respect to the sale of the Option Shares, as to such matters as the Representatives reasonably may require, and the Company and the Selling Stockholders shall have furnished to Underwriters' Counsel such documents as Underwriters' Counsel reasonably may have requested for the purpose of enabling Underwriters' Counsel to pass upon such matters.

          (g) The National Association of Securities Dealers, Inc., upon review of the terms of the underwriting arrangements for the public offering of the Shares, shall have raised no objections thereto.

          (h) At the time this Agreement is executed, the Company shall have furnished to the Underwriters the letters referred to in subsection 5.A(f), in form and substance satisfactory to Underwriters' Counsel.

          (i) Prior to the Closing Date and, with respect to the Option Shares, the Additional Closing Date, the Company and the Selling Stockholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

     If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements, or letters furnished to the Representatives or to Underwriters' Counsel pursuant to this Section 7 shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and in form and scope to Underwriters' Counsel, all obligations of the Underwriters hereunder not theretofore discharged may be canceled by the Representatives at, or at any time prior to, the Closing Date and with respect to the Option Shares, the Additional Closing Date. Notice of such cancellation shall be given to the Company and the Selling Stockholders in writing, or by telephone or telephonic facsimile transmission, confirmed in writing.

     8. INDEMNIFICATION.

     (a) The Company and the Firm Share Sellers jointly and severally, agree to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation, provided that such settlement was effected with the Company's written consent in accordance with subsection (d) of this Section 8), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that neither the Company nor any of the Selling Stockholders shall be liable under this subsection 8(a) to any Underwriter in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company (i) by or on your behalf with respect to the Underwriters or (ii) by or on behalf of any Selling Stockholder with respect to such Selling Stockholder, in each such case for inclusion in the Registration Statement, the Prospectus, any Preliminary Prospectus or any amendment or supplement; and provided further, that with respect to any Preliminary Prospectus, such indemnity shall not inure to the benefit of any Underwriter (or the benefit of any person controlling such Underwriter) if the person asserting any such losses, liabilities, claims, damages or expenses purchased the Shares that are the subject thereof from such Underwriter and if such person was not sent or given a copy of the Prospectus at or prior to confirmation of the sale of such Shares to such person in any case where such sending or giving is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus. These indemnity agreements will be in addition to any liability that the Company or the Selling Stockholders may otherwise have to any Underwriter or to any controlling person of such Underwriter, including under this Agreement.

     (b) Each Selling Stockholder, severally, agrees to indemnify and hold harmless each Underwriter, the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company or any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to such Selling Stockholder furnished to the Company by or on behalf of such Selling Stockholder expressly for use therein; provided, however, that such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or the benefit of any person controlling such Underwriter) if the person asserting any such losses, liabilities, claims, damages or expenses purchased the Shares which are the subject thereof from such Underwriter and if such person was not sent or given a copy of the Prospectus, excluding documents incorporated therein by reference, at or prior to confirmation of the sale of such Shares to such person in any case where such sending or giving is required by the Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus; and, provided further, that the indemnification obligation of the Selling Stockholder under this subsection 8(b) shall be limited to the actual net proceeds (before deducting expenses) received by such Selling Stockholder from the sale by such Selling Stockholder of Shares hereunder. This indemnity will be in addition to any liability that such Selling Stockholder otherwise may have to the Underwriters, the Company or any other indemnified person specified in this subsection 8(b), including under this Agreement.

     (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each Selling Stockholder, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any preliminary prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Representatives with respect to such Underwriter expressly for use in the Registration Statement or Prospectus; provided, however, that in no case shall such Underwriter be liable or responsible for any amount in excess of the aggregate public offering price of the Shares underwritten by it and distributed to the public. This indemnity will be in addition to any liability that such Underwriter may otherwise have to the Company, the Selling Stockholders or any other indemnified person specified in this subsection 8(c), including under this Agreement. The Company and the Selling Stockholders acknowledge that the statements set forth in the last paragraph on the cover page of the Prospectus and in each paragraph under the caption "Underwriting" in the Prospectus (other than in the last such paragraph) constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the Registration Statement, each Preliminary Prospectus and the Prospectus.

     (d) Promptly after receipt by an indemnified party under subsection (a),
(b) or (c) above of notice of the assertion of any claim, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties with respect to such different defenses), in any of which events such fees and expenses shall be borne by the indemnifying parties. The indemnifying party under subsection (a), (b) or (c) above shall only be liable for the legal expenses of one counsel for all indemnified parties in each jurisdiction in which any claim or action is brought; provided, however, that the indemnifying party shall be liable for separate counsel for any indemnified party in a jurisdiction, if counsel to the indemnified parties shall have reasonably concluded that there may be defenses available to such indemnified party that are different from or additional to those available to one or more of the other indemnified parties and that separate counsel for such indemnified party is prudent under the circumstances. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such written consent was not unreasonably withheld.

     9. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in subsections (a) or (b) of Section 8 hereof is for any reason held to be unavailable from the Company or the Selling Stockholders or is insufficient to hold harmless a party indemnified thereunder, the Company, the Selling Stockholders and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provisions (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and the Selling Stockholders, any contribution received by the Company or the Selling Stockholders from persons, other than one or more of the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) to which the Company, the Selling Stockholders and one or more of the Underwriters may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 8 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the several Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Selling Stockholders and (y) the underwriting discounts received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and each Selling Stockholder, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Selling Stockholder, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, (i) in no case shall any Underwriter be required to contribute any amount in excess of the amount by which the aggregate public offering price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or such omission or alleged omission, (ii) in no case shall any Selling Stockholder be required to contribute any amount in excess of the aggregate Purchase Price of those of the Shares as are sold by such Selling Stockholder to the Underwriters pursuant to his Agreement and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, (i) each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, (ii) each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company and (iii) each person, if any, who controls any Selling Stockholder (including, in the case of the Foundation, each trustee thereof) shall have the same rights to contribution as such Selling Stockholder, subject in each case to the provisions of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 9, notify such other party or parties from whom contribution may be sought, but the omission to so notify such other party or parties shall not relieve such other party or parties from any obligation such party or parties may have under this
Section 9 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its written consent; provided, however, that such written consent was not unreasonably withheld.

     10. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements of the Company and the Selling Stockholder contained in this Agreement, including without limitation the agreements contained in Sections 5 and 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling person of any Underwriter or by or on behalf of the Company, any of its officers and directors or the Selling Stockholder or any controlling person thereof, and shall survive delivery of the Shares to and payment for the Shares by the Underwriters. The representations contained in Section 2 and the agreements contained in Sections 5, 6, 8, 9 and 12(d) hereof shall survive the termination of this Agreement including pursuant to Section 12 hereof.

     11. DEFAULT BY AN UNDERWRITER.

     (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Option Shares hereunder, and if the Firm Shares or Option Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made pursuant to subsection (b) below) exceed in the aggregate 10% of the total number of Firm Shares or Option Shares, as the case may be, that all Underwriters have agreed to purchase hereunder, then the Firm Shares or Option Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions that the numbers of Firm Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

     (b) If such default relates to more than 10% of the Firm Shares or Option Shares, as the case may be, the Representatives may in their discretion arrange for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Option Shares, as the case may be, to which such default relates on the terms contained herein. If within five (5) calendar days after such a default the Representatives do not arrange for the purchase of the Firm Shares or Option Shares, as the case may be, to which such default relates as provided in this Section 11, this Agreement (or, in the case of a default with respect to the Option Shares, the obligations of the Underwriters to purchase and of the Option Sellers to sell the Option Shares) shall thereupon terminate, without liability on the part of the Company and the Selling Stockholders with respect thereto (except in each case as provided in Sections 6, 8 and 9 hereof) or the several non-defaulting Underwriters (except as provided in Sections 8 and 9 hereof), but nothing in this Agreement shall relieve a defaulting

Underwriter or Underwriters of its or their liability, if any, to the other several Underwriters, the Company and the Selling Stockholders for damages occasioned by its or their default hereunder.

     (c) If the Firm Shares or Option Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be, for a period not exceeding five (5) business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus that, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 11 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Option Shares.

     12. EFFECTIVE DATE OF AGREEMENT; TERMINATION.

     (a) This Agreement shall become effective when the Representatives, the Company and the Selling Stockholders shall have received notification of the effectiveness of the Registration Statement. Until this Agreement becomes effective as aforesaid, this Agreement may be terminated by the Company by notifying the Representatives and the Selling Stockholders, or by the Firm Share Sellers (acting unanimously) by notice to the Representatives and the Company or by the Representatives by notifying the Company and the Selling Stockholders without any liability of any party to any party hereunder. Notwithstanding the foregoing, the provisions of this Section 12 and of Sections 5, 8, 9 and 10 hereof shall at all times be in full force and effect.

     (b) This Agreement and the obligations of the Underwriters hereunder may be terminated by the Representatives by written notice to the Company and the Selling Stockholders at any time at or prior to the Closing Date (and, with respect to the Option Shares, the Additional Closing Date), without liability (other than with respect to Sections 8 and 9) on the part of any Underwriter to the Company or the Selling Stockholders if, on or prior to such date, (i) the Company or any of the Selling Stockholders shall have failed, refused or been unable to perform in any material respect any agreement on the part of the Company or such Selling Stockholders to be performed hereunder, (ii) any other condition to the obligations of the Underwriters set forth in Section 7 hereof is not fulfilled when and as required in any material respect, (iii) trading in securities generally on the

New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market or in the over-the-counter market shall have been suspended or materially limited, or minimum prices shall have been established on either such exchange or in either such market by the Commission, or by such exchange or other regulatory body or governmental authority having jurisdiction, (iv) a general banking moratorium shall have been declared by Federal or New York State authorities, (v) there shall have occurred any outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or there shall have been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Representatives' judgment, to make it inadvisable or impracticable to proceed with the sale and delivery of the Shares on the terms and in the manner contemplated in the Prospectus, (vi) in the Representatives' reasonable opinion any material adverse change shall have occurred since the respective dates as of which information is given in the Registration Statement or the Prospectus in the condition (financial or other) of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business other than as set forth in the Prospectus or contemplated thereby, or (vii) there shall have occurred such a material adverse change in the financial markets in the United States as, in the Representatives' judgment, makes it inadvisable or impracticable to proceed with the sale and delivery of the Shares on the terms and in the manner contemplated in the Prospectus. The right of the Representatives to terminate this Agreement will not be waived or otherwise relinquished by their failure to give notice of termination prior to the time that the event giving rise to the right to terminate shall have ceased to exist, provided that notice is given prior to the Closing Date (and, with respect to the Option Shares, the Additional Closing
Date).

     (c) Any notice of termination pursuant to this Section 12 shall be by telephone, telex, telephonic facsimile, or telegraph, confirmed in writing by letter.

     (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to notification by the Representatives as provided in subsection (a) or (b) of this Section 12), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or any Selling Stockholder to perform any agreement herein or to comply with any provision hereof, the Company agrees, subject to demand by the Representatives, to reimburse the Representatives for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of Underwriters' Counsel), incurred by the Underwriters in connection herewith.

     13. NOTICES. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any one or more of the Underwriters, shall be mailed, delivered, or telexed or telegraphed or faxed and confirmed in writing, to Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Corporate Finance Department (Fax No. (212) 272-3092); if sent to the Company or any of the Selling Stockholders, shall be mailed, delivered, or telegraphed or faxed and confirmed in writing, to the Company (to the attention of the Chief Executive Officer) or such Selling Stockholder (in care of the Attorney-in-Fact), at Syms Way, Secaucus, New Jersey 07094 (Fax No. (201) 902-9270).

     14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

     15. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, each of the Underwriters, the Selling Stockholders and the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9, and their respective successors and assigns, and with respect to the Selling Stockholders, their respective heirs, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from the Underwriters.

     16. CONSTRUCTION. This Agreement shall be construed in accordance with the laws of the State of New York, but without regard to principles of conflicts of laws.

     If the foregoing correctly sets forth the complete agreement between the Underwriters, on the one hand, and the Company and the Selling Stockholders, on the other hand, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                                 Very truly yours,

SYMS CORP                                        ___________________________
                                                 Sy Syms,
                                                  individually and as
By:______________________                         Trustee of the Sy Syms
   Name:                                          aka Sy Syms Merns
   Title:                                         Revocable Living Trust

SY SYMS FOUNDATION                                __________________________
                                                  Marcy Syms aka
                                                   Marcy Syms Merns
By:______________________
   Name:
   Title:                                         __________________________
                                                  Stephen A. Merns

Accepted as of the date first above written:

BEAR, STEARNS & CO. INC.
SALOMON BROTHERS INC
  as Representatives of the several Underwriters named in Schedule I annexed hereto.


By:  BEAR, STEARNS & CO. INC.

     By:______________________
        Name:
        Title:

                                                                      Schedule I

                                  UNDERWRITERS

                                                                    Number of
                                                                   Firm Shares
Name of Underwriter                                              to be Purchased
-------------------                                              ---------------
Bear, Stearns & Co. Inc. .....................................
Salomon Brothers Inc. ........................................






                                                                   ---------
          TOTAL: ..............................................    3,500,000
                                                                   =========

                                                                     Schedule II

                              SELLING STOCKHOLDERS

Firm Share Sellers:
                                                 No. of
                                               Firm Shares
        Name                                   to be Sold
        ----                                   -----------
Sy Syms Foundation ........................     2,500,000

Sy Syms (as Trustee of the
  Sy Syms aka Sy Syms Merns
  Revocable Living Trust) .................     1,000,000
                                                ---------
                     Total: ...............     3,500,000
                                                =========

Option Share Sellers:
                                                   No. of
                                               Option Shares
        Name                                 Subject to Option
        ----                                 -----------------
Sy Syms (as Trustee of the
  Sy Syms aka Sy Syms Merns
  Revocable Living Trust) .................       345,000

Marcy Syms aka
  Marcy Syms Merns ........................        50,000

Stephen A. Merns ..........................       130,000
                                                  -------
                     Total: ...............       525,000
                                                  =======

                                                                    Schedule III

                                  SUBSIDIARIES

                                                               PERCENT OF
NAME                                      JURISDICTION         OWNERSHIP**
----                                      ------------         -----------
Syms Advertising Inc. .................     Delaware                100%
SYL, Inc. .............................     Delaware                100%
SYI, Inc. .............................     Delaware                100%
Syms Clothing Inc.* ...................     New York                100%
Generic Products, Inc.* ...............     New York                100%
Rothschild Haberdashery, Inc.* ........     New York                100%

------------------------------
   * Inactive

  ** All of the shares of each subsidiary
     are owned directly by Syms Corp.

                                                                     Exhibit A

                 FORM OF DEPOSIT AGREEMENT AND POWER OF ATTORNEY


                                                             November ___, 1997

Mr. Sy Syms
c/o Syms Corp
Syms Way
Secaucus, New Jersey 07094

Dear Sir:

     Syms Corp (the "Company"), of which the undersigned is a stockholder, has filed with the Securities and Exchange Commission a Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Registration Statement") with respect to the public offering and sale of shares of its outstanding Common Stock for the account of certain selling stockholders (the "Selling Stockholders"), including the undersigned, pursuant to the terms of an underwriting agreement (the "Underwriting Agreement") among the Company, the Selling Stockholders and Bear, Stearns & Co. Inc. and Salomon Brothers Inc, as representatives (the "Representatives") of the several underwriters named in
Schedule I thereto, substantially in the form filed as an exhibit to the Registration Statement. Capitalized terms used but not separately defined herein are defined in the Underwriting Agreement and are used herein as so defined. Copies of the Registration Statement and the form of the Underwriting Agreement have been furnished to and reviewed by the undersigned. The number of Shares that may be sold by the undersigned pursuant to the terms of the Underwriting Agreement is set forth opposite the name of the undersigned in Schedule II thereto.

     As an inducement to the Company, the Underwriters and each of the other Selling Stockholders to enter into the Underwriting Agreement and to consummate the transactions contemplated thereby and by the Registration Statement, the undersigned hereby agrees as follows:

     1. Deposit of Shares.

     The undersigned hereby delivers to you (the "Attorney-in-Fact"), one or more certificates (endorsed in blank or accompanied by a stock power endorsed in blank, with the signature thereon guaranteed by a member firm of the New York Stock Exchange or a banking institution that is a member of the Federal Reserve System) evidencing at least the maximum number of

Option Shares that may be sold by the undersigned to the several Underwriters pursuant to the terms of the Underwriting Agreement.

     2. Return of Certificates.

          (a) If the Underwriting Agreement has not been executed and delivered, or the Option has not been exercised, on or before December 31, 1997, then promptly after such date the Attorney-in-Fact shall return to the undersigned the certificate or certificates theretofore deposited by the undersigned with the Attorney-in-Fact pursuant hereto.

          (b) If the number of Option Shares purchased by the Underwriters from the undersigned is less than the total number of shares evidenced by the certificate or certificates deposited by the undersigned with the Attorney-in-Fact pursuant hereto, then, promptly following the Additional Closing Date, the Attorney-in-Fact shall cause the Transfer Agent for the Common Stock to issue to and in the name of the undersigned, and shall deliver to the undersigned, a new certificate evidencing the balance of such shares.

     3. Grant of Power of Attorney.

     The undersigned hereby irrevocably constitutes and appoints the Attorney-in-Fact the true and lawful agent and attorney-in-fact of and for the undersigned, to act for and on behalf of and in the name of the undersigned in respect of all matters relating to the Underwriting Agreement and the transactions contemplated thereby. In furtherance and not in limitation of the foregoing grant, the Attorney-in-Fact shall have full power and authority, in the name and on behalf of the undersigned, --

          (a) To negotiate, determine and agree with the Representatives as to the Purchase Price to be paid for the Shares by the Underwriters and the price at which the Shares are to be initially offered to the public by the Underwriters, and to execute and deliver on behalf of the undersigned the Underwriting Agreement substantially in the form filed as an exhibit to the Registration Statement, with such changes thereto as the Attorney-in-Fact, acting in his sole discretion, may approve, which approval shall be conclusively evidenced by his execution of the Underwriting Agreement.

          (b) To instruct the Transfer Agent for the Common Stock with respect to all matters pertaining to the certificates for the Option Shares deposited with the Attorney-in-Fact hereunder; to cause the Company's Transfer Agent to issue and register a certificate or certificates representing those of the Option Shares as are purchased from the undersigned by the Underwriters in such names and denominations as may be specified by the Representatives, and to permit inspection and packaging of such certificates by the Representatives, in each case as provided in the Underwriting Agreement.

          (c) To take any and all steps deemed necessary or desirable by the Attorney-in-Fact in connection with the registration of the Shares under the Act, including, without limitation, arranging for, preparing or causing to be prepared all amendments to the Registration Statement, the final Prospectus, the requesting of acceleration of effectiveness of the Registration Statement, and such undertakings, representations and other steps as the Attorney-in-Fact, acting in his sole discretion, may deem necessary or advisable.

          (d) To exercise, in his sole discretion, any power conferred upon, and to take any action authorized to be taken by, the undersigned pursuant to the Underwriting Agreement.

          (e) To deliver to or upon the order of the Representatives, certificates representing those of the Option Shares as are purchased by the Underwriters from the undersigned at the Additional Closing Date, as the same may be fixed in accordance with the terms of the Underwriting Agreement, against receipt by the Attorney-in-Fact of payment of the Purchase Price therefor in accordance with the Underwriting Agreement.

          (f) To certify to the Transfer Agent for the Common Stock such instructions and such assurances of the genuineness of any document as may be reasonably required in connection with the consummation of the sale to the Underwriters of those of the Option Shares as are purchased by the Underwriters from the undersigned pursuant to the Underwriting Agreement.

          (g) To remit to the undersigned the net proceeds of sale of those of the Option Shares as are purchased by the Underwriters from the undersigned (after deduction therefrom of the undersigned's proportionate share of any expenses to be paid by the Selling Stockholders) or make such other disposition thereof as the undersigned may specify in written instructions delivered to the Attorney-in-Fact.

          (h) To employ legal counsel for the undersigned, in the undersigned's capacity as an Option Share Seller, such counsel being hereby authorized to rely upon the statements and representations of the undersigned contained herein, and in the Underwriting Agreement.

          (i) Otherwise to do all other things and to perform all other acts, including, without limitation, the execution and delivery of all certificates, questionnaires, receipts, notices, instructions and any other documents or papers required or contemplated by the Underwriting Agreement or deemed necessary or advisable by the Attorney-in-Fact in his sole discretion in connection with the transactions contemplated by the Underwriting Agreement and this Deposit Agreement, as fully as could the undersigned if then personally present and acting.

     The Attorney-in-Fact is hereby granted full power to designate by written instrument any substitute for himself as attorney-in-fact for the undersigned, such substitute to have all of the power and authority hereby conferred upon the Attorney-in-Fact by the undersigned.

     4. Compensation, Exculpation and Indemnification of the Attorney-in-Fact

     The Attorney-in-Fact shall not receive any compensation for services rendered hereunder. The Attorney-in-Fact shall not be liable for any action taken or omission made by him in good faith and the undersigned hereby agrees to indemnify and hold harmless the Attorney-in-Fact from and against any and all loss, damage or liability that the Attorney-in-Fact may sustain, or to which the Attorney-in-Fact may become subject, directly or indirectly as a result of any action taken or omitted in good faith by the Attorney-in-Fact in connection with the foregoing. In taking any action hereunder, the Attorney-in-Fact is authorized to rely absolutely upon advice of counsel and any information or assurance of fact given to him by the Company, and to accept any document as authentic and any writing as genuine, if certified to be so by the Company.

     5.   Purposes of Agreement.

     This Deposit Agreement is being entered into and the power of attorney contained herein is being granted and conferred subject to the interests of the Underwriters, the Company and each of the Selling Stockholders who may become a party to the Underwriting Agreement and for the purpose of completing the transactions contemplated by the Underwriting Agreement. In accordance with the terms of the Underwriting Agreement, the Underwriters, the Company and the Selling Stockholders have and have declared a substantial interest in the assurance that, notwithstanding the death or incapacity of the undersigned or the occurrence of any act of the undersigned, all of the Option Shares as are to be purchased by the Underwriters from the undersigned pursuant to the Underwriting Agreement shall be available for delivery against payment therefor, time being of the essence. Accordingly, this Deposit Agreement and the power of attorney and all authority herein granted to the Attorney-in-Fact shall be irrevocable and shall not be terminated (or be capable of termination) by any act of the undersigned, by operation of law, by the death or incapacity of the undersigned, or by the occurrence of any other event except as expressly provided herein. Notwithstanding the occurrence of such death, incapacity or other event prior to the completion of the transactions contemplated by the Underwriting Agreement and this Deposit Agreement, the Attorney-in-Fact is authorized and directed to complete all such transactions and to carry out the provisions of the Underwriting Agreement and this Deposit Agreement as if such death, incapacity or other event had not occurred and regardless of any notice thereof.

     6. Voting of Shares.

     Until full payment by the Underwriters of the aggregate Purchase Price for the Option Shares purchased from the undersigned by the Underwriters, the undersigned shall remain the owner of such Shares and shall have the right to vote such Shares and all other shares of Common Stock (if any) represented by the certificates deposited by the undersigned with the Attorney-in-Fact pursuant hereto and to receive all dividends and distributions thereon.

     7. Representations of the Undersigned.

     All of the representations and warranties of the undersigned as a Selling Stockholder set forth in Section 2.B of the Underwriting Agreement are incorporated herein, mutatis mutandis, and shall be deemed to have been made and given herein by the undersigned with the same force and effect as if fully set forth herein.

     8. Governing Law; Counterparts.

     This Deposit Agreement and the power of attorney contained herein shall be construed and enforced in accordance with the laws of the State of New York. This Deposit Agreement may be executed in one or more counterparts, all of which, taken together, shall constitute one and the same instrument.

     Please confirm your acceptance of and agreement with the foregoing by countersigning and returning to the undersigned the enclosed counterpart hereof.


                                         Very truly yours,


                                         -----------------------------


ACCEPTED AND AGREED TO:


----------------------------
         Sy Syms

                                                                     EXHIBIT B


                 FORM OF OPINION OF SKADDEN, ARPS ET AL.


                                                ________________, 1997

BEAR, STEARNS & CO. INC.
SALOMON BROTHERS INC
  As representatives of the several
  Underwriters referred to herein
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

            Re:  Syms Corp --
                 Public Offering by Selling Stockholders
                 of shares of Common Stock
                 ---------------------------------------

Ladies and Gentlemen:

     We have acted as counsel to Syms Corp, a New Jersey corporation (the "Company"), and the several selling stockholders (the "Selling Stockholders") named in Schedule II to the Underwriting Agreement, dated __________, 1997 (the "Underwriting Agreement"), among the Company, the Selling Stockholders and the several underwriters (the "Underwriters") named in Schedule I thereto, in connection with the sale this date by the Selling Stockholders to the Underwriters of an aggregate of __________ shares of the Company's Common Stock, $.05 par value (the "Common Stock"). We are furnishing this opinion to you, at the request of the Company and the Selling Stockholders, pursuant to Section 7(b) of the Underwriting Agreement. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Underwriting Agreement.

     In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of [specify documents examined]. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and the Selling Stockholders and such agreements, certificates of public officials, certificates of officers or other representatives of the Company and others, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

     In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such copies. In making our examination of documents executed by parties other than the Company and the Selling Stockholders, we have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and the validity and binding effect thereof. As to any facts material to the opinions expressed herein that we did not independently establish or verify, we have relied upon oral or written statements and representations of officers and other representatives of the Company and others.

     Members of our firm are admitted to practice in the States of ____________________________, and we do not express any opinion as to the laws of any other jurisdiction other than the federal laws of the United States of America to the extent specifically referred to herein.

     Based upon and subject to the limitations, qualifications and assumptions set forth herein, we are of the opinion that:

          1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Jersey and has full corporate power and authority to own, lease, license and operate its properties and conduct its business as described in the Prospectus. The opinion set forth in this paragraph 1 as to the valid existence and good standing of the Company is based solely upon our review of a certificate from the Secretary of State of New Jersey.

          2. [To the effect that] The Company is duly qualified and in good standing to do business as a foreign corporation in each of Connecticut, Florida, Georgia, Illinois, Maryland, Massachusetts, Michigan, Missouri, New York, North Carolina, Ohio, Pennsylvania, Rhode Island, Texas and Virginia.

          3. The authorized capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization." All of the outstanding shares of Common Stock, including the Shares, have been duly authorized and are validly issued, fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights. Except as disclosed in the Registration Statement and the Prospectus, to our knowledge there are no outstanding options, warrants or other securities or rights calling for the issuance of, and no commitments, obligations, plans or arrangements of or on the part of the Company to issue any shares of its capital stock or any securities convertible into, exchangeable for or evidencing the right to purchase shares of such capital stock.

          4. The Common Stock conforms in all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock."

          5. The Company has the corporate power and authority to execute and deliver, and to perform its obligations under, the Underwriting Agreement. The execution and delivery of the Underwriting Agreement by the Company and the performance by the Company of its obligations thereunder, have been duly authorized by all necessary corporate action on the part of the Company. The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company.

          6. The Company's execution and delivery of the Underwriting Agreement do not, and its performance of its obligations thereunder, when such performance is required by the terms thereof, will not, (i) constitute a violation or default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in the creation or imposition of any security interest in or lien upon any property of the Company pursuant to the terms, conditions or provisions of, any agreement to which the Company is a party or by which it is bound of which we are aware and have determined to be material to the business or financial condition of the Company (which agreements are identified as Schedule ___ annexed hereto) or (ii) conflict with any of the provisions of the certificate of incorporation or by-laws of the Company or (iii) contravene any New York, New Jersey or United States federal laws or regulations (other than federal or state securities laws or federal or state anti-fraud laws relating to disclosure, as to which we express no opinion in this paragraph) that, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement or (iv) violate or conflict with any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company that has been identified to us by the Company.

          7. The Foundation has been duly incorporated and is validly existing and in good standing as a non-profit corporation under the laws of the State of New Jersey. The Foundation has the corporate power and authority to own those of the Shares as are owned by it and to execute and deliver, and to perform its obligations under, the Underwriting Agreement, including, but not limited to, the sale and delivery to the Underwriters of those of the Shares as are to be sold by the Foundation pursuant to the Underwriting Agreement. The execution and delivery by the Foundation of the Underwriting Agreement and the performance by the Foundation of its obligations thereunder have been duly authorized by all requisite corporate action on the part of the Foundation. The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Foundation.

          8. The Trust is a validly formed and existing revocable living trust under the laws of the State of New York. Sy Syms is the sole incumbent Trustee of the Trust and, under the terms of the Trust Indenture, in his capacity as Trustee, has full right, power and authority, in the name and on behalf of the Trust, to execute and deliver the Underwriting Agreement and to perform the obligations to be performed by and on behalf of the Trust pursuant to the terms of the Underwriting Agreement, including, but not limited to, the sale and delivery to the Underwriters of those of the Shares as are to be so sold and delivered by the Trust. The Underwriting Agreement has been duly and validly executed and delivered (i) on behalf of the Trust by Sy Syms, as Trustee, and (ii) on behalf of each of Marcy Syms and Stephen A. Merns by Sy Syms, as Attorney-in-Fact pursuant to the Deposit Agreement.

          9. No consent, approval, waiver, license, permit, authorization or other action by, or filing with, any New Jersey, New York or United States federal governmental authority is required in connection with the execution and delivery of the Underwriting Agreement by the Company or any of the Selling Stockholders, the execution and delivery of the Deposit Agreement by any of the Selling Stockholders or the performance by the Company or any of the Selling Stockholders of its, his or her respective obligations under and the consummation of the transactions contemplated by the Underwriting Agreement and, in the case of the Selling Stockholders, the Deposit Agreement except for (i) such as may be required under state securities or "blue sky" laws (as to which we express no opinion) and (ii) such as have been made or obtained under the Act, the Exchange Act or the rules of the New York Stock Exchange.

          10. Upon delivery by each Selling Stockholder (either directly or by his or her Attorney-in-Fact) to the Representatives, on behalf of the Underwriters, of a certificate evidencing those of the Shares as are to be so sold to the Underwriters by such Selling Stockholder, registered in the name of such Selling Stockholder and duly endorsed in blank or accompanied by a stock power for such Shares duly endorsed in blank, against receipt of the aggregate Purchase Price therefor, as provided in the Underwriting Agreement, the Underwriters will acquire such certificate and the Shares evidenced thereby free and clear of any adverse claim, as defined in
     Section 8-102(a)(1) of the Uniform Commercial Code as adopted in the State of New York (the "Code") (assuming such Underwriters acquire such certificates without notice of an adverse claim, as such phrase is used in
     Section 8-105 of the Code).

          11. To the best or our knowledge, no person or entity has the right, by contract or otherwise, to require registration under the Act of shares of capital stock or other securities of the Company or any subsidiary thereof solely because of the filing or effectiveness of the Registration Statement or the consummation of the transactions contemplated by the Underwriting Agreement.

          12. The Shares are listed for trading on the New York Stock Exchange.

          13. The Registration Statement and the Prospectus (except for the financial statements and the notes thereto, the financial statement schedules and the other financial and accounting data included therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act and the Regulations. The Incorporated Documents (other than the financial statements and the notes thereto, the financial statement schedules and the other financial and accounting data included therein, as to which we express no opinion), appear on their face to have complied as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder at the time such Incorporated Documents were filed with the Commission under the Exchange Act.

          14. To the best of our knowledge, there is no litigation, arbitration or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or threatened against, or involving the properties or business of, the Company or any subsidiary, that, if resolved against the Company or such subsidiary, individually or, to the extent involving related claims or issues, in the aggregate, is of a character required to be disclosed in the Registration Statement and the Prospectus and that has not been properly disclosed therein; and to the best of our knowledge, there is no contract or document concerning the Company or any subsidiary of a character required to be described in the Registration Statement and the Prospectus or to be filed as an exhibit to the Registration Statement, that is not so described or filed.

          15. The statements in the Prospectus under the heading "Shares Eligible for Future Sale," insofar as such statements purport to summarize the provisions of laws or regulations, are correct in all material respects and are a fair summary of the matters referred to therein.

          16. The Company is not subject to registration as an "investment company" under the Investment Company Act of 1940, as amended.

     We have been orally advised by the Commission that the Registration Statement was declared effective under the Securities Act at ________ on ______________________, 1997. We have been orally advised by the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of our knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

     In addition, we have participated in conferences with officers and other representatives of the Company, certain of the Selling Stockholders, representatives of the independent accountants of the Company and representatives of and counsel for the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and have made no independent check or verification thereof, except to the extent set forth in paragraphs 3, 4 and 15 above, on the basis of the foregoing, no facts have come to our attention that have led us to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date thereof or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no view with respect to the Incorporated Documents or the financial statements, schedules and other financial and statistical data included therein or excluded therefrom or the exhibits to the Registration Statement.

     This opinion is furnished to you solely for your benefit and the benefit of the Underwriters in connection with the closing under the Underwriting Agreement occurring today and is not to be used, circulated, quoted or otherwise referred to or relied upon for any other purpose without our prior express written permission.

                                          Very truly yours,